UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                     Date of Report: December 17, 1998




                       REPUBLIC NEW YORK CORPORATION
           (Exact name of registrant as specified in its charter)




         Maryland                   1-7436                   13-2764867
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)



  452 Fifth Avenue, New York, New York                        10018
(Address of principal executive offices)                    (Zip Code)



    Registrant's telephone number, including area code: (212) 525-6100

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Item 5.  Other Events

     The Corporation's press release dated December 16, 1998 announcing the succession of the Corporation's management team is hereby incorporated herein by reference in this Current Report on Form 8-K and a copy of such press release is attached hereto as an exhibit.



Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.


     c.  Exhibits

         99 Press Release dated December 16, 1998, Announcing Succession Management Team.

                               SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REPUBLIC NEW YORK CORPORATION


                                             Paul L. Lee
                                            ---------------------------
                                         By: Paul L. Lee
                                             Executive Vice President


Date:  December 17, 1998